SUPPLEMENT TO THE PROSPECTUS OF

TCW GALILEO FUNDS, INC.

Dated: February 28, 2005

Under the sections titled “TCW Galileo Emerging Markets Equities Fund - Concepts to understand” and “TCW Emerging Markets Income Fund - Concepts to understand” at pages 14 and 17, respectively, the definition of Emerging Markets Country is deleted and the following definition substituted:

Emerging Markets Country is a country that has a developing economy or market and is considered an emerging or developing country by the International Bank of Reconstruction and Development or any affiliate thereof (the “World Bank”) as well as Bahrain, Brunei, Cyprus, Greece, Hong Kong, Israel, Kuwait, Macau, Qatar, Saudi Arabia, Singapore, Slovenia, South Korea, Taiwan and the United Arab Emirates.

Under the section titled “Select International Growth Equities Fund” at page 20, Saker A. Nusseibeh is deleted as a Fund portfolio manager.

Under the section titled “Portfolio Managers” at page 31, Saker Nusseibeh is deleted.

August 1, 2005

GALiip 8/2005